Exhibit 99.1

News Release | For Distribution

Zix Corporation Delivers Continued Growth and Profit for Third Quarter 2013

Company generated $6.2 million in cash from operations

DALLAS — Oct. 22, 2013 — Zix Corporation (ZixCorp), (Nasdaq: ZIXI), a leader in email data protection, today announced financial results for the third quarter ended Sept. 30, 2013.

Third Quarter 2013 Financial Highlights

•	Third quarter new first year orders of $2.2 million for a year-to-date total of $6.7 million

•	Third quarter revenue of $12.2 million, an increase of 10.9% year-over-year, the Company’s 19th consecutive quarterly record in revenue

•	Third quarter GAAP net income of $0.05 per share, an increase of 59.3% year-over-year (1)

•	Third quarter Non-GAAP net income of $0.06 per share, an increase of 34.5% year-over-year (1)

•	The Company generated approximately $6.2 million in cash flow from operations, an increase of $1.6 million year-over-year

•	Total cash and cash equivalents of $32.9 million at Sept. 30, 2013

“Our continued investments in innovation are enabling us to build upon our leadership position in email data protection, expand our relationships with existing customers and create significant new opportunities by substantially increasing our addressable markets,” said Rick Spurr, ZixCorp’s Chairman and Chief Executive Officer. “ZixOne, our simple and innovative approach to Bring-Your-Own-Device or BYOD security, was launched into the market during the quarter, and in less than 50 days, we are excited to report positive feedback from the deployment of our first customers and great interest by those enterprises that are in the market for a BYOD solution. ZixOne provides companies with an easy solution for managing mobile data security on personal devices. By streaming corporate email, calendar and contacts, ZixOne provides high-speed, full-function email access without ever allowing corporate email to reside on the device, maximizing security and end-user acceptance.”

Third Quarter 2013 Corporate Financial Summary and Other Operational Metrics

$ in Millions, except per share and % data	Q3 2013	Q3 2012	% or $ Change (1)
Revenue	$12.2	$11.0	10.9%
GAAP Gross Profit	$10.3	$9.1	13.0%
GAAP Net Income	$3.2	$1.9	63.4%
GAAP Net Income Per Share – Diluted	$0.05	$0.03	59.3%
Non-GAAP Adjusted Gross Profit(2)	$10.4	$9.2	13.0%
Non-GAAP Adjusted Net Income (2)	$3.7	$2.7	38.0%
Non-GAAP Adjusted Net Income Per Share-Diluted (2)	$0.06	$0.04	34.5%
Adjusted EBITDA (2) (3)	$4.2	$3.1	34.7%
Adjusted EBITDA Margin (2) (3)	34.2%	28.2%	6.0	pt
New First Year Orders	$2.2	$2.6	(15.7	)%(4)
Total Orders	$13.0	$12.7	2.6%
Bookings Backlog (5)	$64.2	$57.0	12.6%

(1)	Changes are based on actuals versus numbers shown in the columns which may reflect rounding
(2)	A reconciliation of GAAP to Non-GAAP adjusted results is attached to this press release and is available on our investor relations Web site at http://investor.zixcorp.com
(3)	Adjusted earnings before interest, taxes, depreciation and amortization
(4)	In Q3 2012, new first year orders included a one-time $417,000 OEM order catch-up; excluding that catch-up item, Q3 2013 new first year orders were essentially flat when compared to Q3 2012
(5)	Service contract commitments that represent future revenue to be recognized as the services are provided

Business Highlights

•	ZixCorp announced commercial availability of ZixOneTM, a unique mobile email app that solves the key IT challenge created by the Bring-Your-Own-Device (BYOD) trend. ZixOne manages access to corporate email while never allowing that data to reside on the device where it is vulnerable to loss or theft. ZixOne is priced per employee (instead of per device) for use across iOS and Android OS devices. It can be deployed with Microsoft Exchange in less than an hour, and the app can be downloaded to the user’s device in less than a minute.

Outlook

For the fourth quarter 2013, the Company forecasts revenue to be between $11.9 million and $12.3 million and fully diluted adjusted earnings per share to be between $0.05 and $0.06. Based on that fourth quarter guidance, the Company expects to be at or near the lower end of the Company’s previous revenue guidance of $48 million to $50 million for the full year 2013. The Company now expects Non-GAAP adjusted earnings per share of $0.19 for the full year.

Conference Call Information:

The Company will discuss its financial results and outlook on a conference call on Tuesday, Oct. 22, 2013, at 5 p.m. ET. A live webcast of the conference call will be available on our investor relations Web site at http://investor.zixcorp.com. Alternatively, participants can access the conference call by dialing 1-877-415-3180 (U.S. toll-free) or 1-857-244-7323 (international) at least 15 minutes before the call and entering access code 20971909. An audio replay of the conference will be available until Oct. 30, 2013, by dialing 1-888-286-8010 (U.S. toll-free) or 1-617-801-6888 (international) and entering the access code 97320806. An archive for the webcast will also be available on the ZixCorp investor relations Web site.

About Zix Corporation

ZixCorp is a leader in email data protection. ZixCorp offers industry-leading email encryption, a unique email DLP solution and an innovative email BYOD solution to meet your company’s data protection and compliance needs. ZixCorp is trusted by the nation’s most influential institutions in healthcare, finance and government for easy to use secure email solutions. ZixCorp is publicly traded on the Nasdaq Global Market under the symbol ZIXI, and its headquarters are in Dallas, Texas. For more information, visit www.zixcorp.com.

SOURCE Zix Corporation

Contacts

ZixCorp Investor Relations: MKR Group, Todd Kehrli or Jim Byers (323) 468-2300, zixi@mkr-group.com

Public Relations: Taylor Stansbury Johnson (214) 370-2134, tjohnson@zixcorp.com

Statements in this release that are not purely historical facts or that necessarily depend upon future events, including statements about forecasts of revenue, earnings or new products or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements are based upon information available to ZixCorp on the date this release was issued. ZixCorp undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to how privacy and data security law mandates may affect demand for email encryption, ZixCorp’s ability to obtain and retain customers and grow revenues. ZixCorp may not succeed in addressing these and other risks. Further information regarding factors that could affect ZixCorp financial and other results can be found in the risk factors section of ZixCorp’s most recent filing on Form 10-K with the Securities and Exchange Commission.

ZIX CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30,
	2013	December 31,
	(unaudited)	2012
ASSETS
Current assets:
Cash and cash equivalents	$32,876,000	$22,988,000
Receivables, net	2,765,000	967,000
Prepaid and other current assets	1,755,000	1,697,000
Deferred tax assets	1,654,000	1,600,000

Total current assets	39,050,000	27,252,000
Property and equipment, net	2,548,000	2,384,000
Goodwill	2,161,000	2,161,000
Deferred tax assets	50,909,000	51,052,000

Total assets	$94,668,000	$82,849,000

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$2,603,000	$3,156,000
Deferred revenue	19,546,000	17,470,000

Total current liabilities	22,149,000	20,626,000
Long-term liabilities:
Deferred revenue	1,346,000	902,000
Deferred rent	1,643,000	76,000

Total long-term liabilities	2,989,000	978,000

Total liabilities	25,138,000	21,604,000
Total stockholders’ equity	69,530,000	61,245,000

Total liabilities and stockholders’ equity	$94,668,000	$82,849,000

ZIX CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Revenue	$12,225,000	$11,023,000	$35,827,000	$31,667,000
Cost of revenue	1,904,000	1,887,000	5,743,000	5,554,000

Gross profit	10,321,000	9,136,000	30,084,000	26,113,000
Operating expenses:
Research and development	2,345,000	2,046,000	7,444,000	4,988,000
Selling, general and administrative	4,659,000	5,020,000	16,807,000	13,720,000

Total operating expenses	7,004,000	7,066,000	24,251,000	18,708,000

Operating income	3,317,000	2,070,000	5,833,000	7,405,000
Operating margin	27%	19%	16%	23%
Other income, net	17,000	6,000	141,000	16,000
Income before income taxes	3,334,000	2,076,000	5,974,000	7,421,000
Income tax expense	(159,000)	(133,000)	(361,000)	(409,000)

Net income	$3,175,000	$1,943,000	$5,613,000	$7,012,000

Basic income per common share:	$0.05	$0.03	$0.09	$0.11

Diluted income per common share:	$0.05	$0.03	$0.09	$0.11

Shares used in per share calculation—basic	61,378,131	60,896,042	61,172,708	61,671,214

Shares used in per share calculation—diluted	63,065,762	61,472,352	62,517,989	62,316,809

ZIX CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Nine Months Ended September 30,
	2013	2012
Operating activities:
Net income	$5,613,000	$7,012,000
Non-cash items in net income	2,465,000	1,874,000
Changes in operating assets and liabilities	1,698,000	3,206,000

Net cash provided by operating activities	9,776,000	12,092,000
Investing activities:
Purchases of property and equipment	(1,262,000)	(1,049,000)

Net cash used in investing activities	(1,262,000)	(1,049,000)
Financing activities:
Proceeds from exercise of stock options	1,494,000	308,000
Purchase of Treasury Stock	(120,000)	(9,000,000)

Net cash used in financing activities	1,374,000	(8,692,000)

Increase (Decrease) in cash and cash equivalents	9,888,000	2,351,000
Cash and cash equivalents, beginning of period	22,988,000	20,680,000

Cash and cash equivalents, end of period	$32,876,000	$23,031,000

ZIX CORPORATION

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(Unaudited)

			Three Months Ended		Nine Months Ended
			September 30,		September 30,
			2013	2012	2013	2012
Revenue:
GAAP revenue			$12,225,000	$11,023,000	$35,827,000	$31,667,000

Cost of revenue
GAAP cost of revenue			$1,904,000	$1,887,000	$5,743,000	$5,554,000
Stock-based compensation charges (1)	(A	)	(46,000)	(38,000)	(133,000)	(94,000)

Non-GAAP adjusted cost of revenue			$1,858,000	$1,849,000	$5,610,000	$5,460,000

Gross profit:
GAAP gross profit			$10,321,000	$9,136,000	$30,084,000	$26,113,000
Stock-based compensation charges (1)	(A	)	46,000	38,000	133,000	94,000

Non-GAAP adjusted gross profit			$10,367,000	$9,174,000	$30,217,000	$26,207,000

Research and development expense
GAAP research and development expense			$2,345,000	$2,046,000	$7,444,000	$4,988,000
Stock-based compensation charges (1)	(A	)	(56,000)	(44,000)	(162,000)	(91,000)

Non-GAAP adjusted research and development expense			$2,289,000	$2,002,000	$7,282,000	$4,897,000

Selling and marketing expense
GAAP selling and marketing expense			$3,088,000	$2,958,000	$10,338,000	$8,010,000
Stock-based compensation charges (1)	(A	)	(134,000)	(105,000)	(386,000)	(246,000)

Non-GAAP adjusted selling and marketing expense			$2,954,000	$2,853,000	$9,952,000	$7,764,000

General and administrative expense
GAAP general and administrative expense			$1,571,000	$2,062,000	$6,469,000	$5,710,000
Stock-based compensation charges (1)	(A	)	(216,000)	(153,000)	(618,000)	(374,000)
Non-recurring litigation costs (2)	(B	)	(33,000)	(362,000)	(1,286,000)	(698,000)

Non-GAAP adjusted general and administrative expense			$1,322,000	$1,547,000	$4,565,000	$4,638,000

Operating income:
GAAP operating income			$3,317,000	$2,070,000	$5,833,000	$7,405,000
Stock-based compensation charges (1)	(A	)	452,000	340,000	1,299,000	805,000
Non-recurring litigation costs (2)	(B	)	33,000	362,000	1,286,000	698,000

Non-GAAP adjusted operating income			$3,802,000	$2,772,000	$8,418,000	$8,908,000

Adjusted Operating Margin			31.1%	25.1%	23.5%	28.1%
Net income:
GAAP net income			$3,175,000	$1,943,000	$5,613,000	$7,012,000
Stock-based compensation charges (1)	(A	)	452,000	340,000	1,299,000	805,000
Non-recurring litigation costs (2)	(B	)	33,000	362,000	1,286,000	698,000
Income tax impact	(C	)	29,000	28,000	88,000	82,000

Non-GAAP adjusted net income			$3,689,000	$2,673,000	$8,286,000	$8,597,000

Diluted net income per common share:
GAAP net income			$0.05	$0.03	$0.09	$0.11
Adjustments per share	(A-C	)	$0.01	$0.01	$0.04	$0.03

Non-GAAP adjusted net income			$0.06	$0.04	$0.13	$0.14

Shares used to compute Non-GAAP adjusted net income per share—diluted			63,065,762	61,472,352	62,517,989	62,316,809

Reconciliation of Net income to EBITDA and Adjusted EBITDA:	(D	)
Net income			$3,175,000	$1,943,000	$5,613,000	$7,012,000
Income tax provision			159,000	133,000	361,000	409,000
Interest expense			—	—	—	1,000
Depreciation expense			367,000	329,000	1,078,000	988,000

EBITDA			3,701,000	2,405,000	7,052,000	8,410,000
Adjustments:
Share-based compensation expense	(A	)	452,000	340,000	1,299,000	805,000
Non-recurring litigation costs	(B	)	33,000	362,000	1,286,000	698,000

Adjusted EBITDA			$4,186,000	$3,107,000	$9,637,000	$9,913,000

Adjusted EBITDA margin			34.2%	28.2%	26.9%	31.3%
(1) Stock-based compensation charges are included as follows:
Cost of revenues			$46,000	$38,000	$133,000	$94,000
Research and development			56,000	44,000	162,000	91,000
Selling and marketing			134,000	105,000	386,000	246,000
General and administrative			216,000	153,000	618,000	374,000

			$452,000	$340,000	$1,299,000	$805,000

(2) Non-recurring litigation costs are included as follows:
General and administrative			33,000	362,000	1,286,000	698,000

			$33,000	$362,000	$1,286,000	$698,000

This presentation includes Non-GAAP measures. Our Non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations of these measures, see items (A) through (D) on the next page.

ZIX CORPORATION

NOTES TO RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

USE OF NON-GAAP FINANCIAL INFORMATION

The Company occasionally utilizes financial measures and terms not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”) in order to provide investors with an alternative method for assessing our operating results in a manner that enables investors to more thoroughly evaluate our current performance as compared to past performance. We also believe these Non-GAAP measures provide investors with a more informed baseline for modeling the Company’s future financial performance. Management uses these Non-GAAP financial measures to make operational and investment decisions, to evaluate the Company’s performance, to forecast and to determine compensation. Further, management utilizes these performance measures for purposes of comparison with its business plan and individual operating budgets and allocation of resources. We believe that our investors should have access to, and that we are obligated to provide, the same set of tools that we use in analyzing our results. These Non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. We have provided definitions below for certain Non-GAAP financial measures, together with an explanation of why management uses these measures and why management believes that these Non-GAAP financial measures are useful to investors. In addition, in our earnings release we have provided tables to reconcile the Non-GAAP financial measures utilized to GAAP financial measures.

ADJUSTED NON-GAAP MEASURES

Our Non-GAAP measures adjust GAAP Cost of revenue, Gross profit, Research and development expense, Selling and marketing expense, General and administrative expense, Operating income, Net income, Net income per share - diluted, and EBITDA for non-cash stock-based compensation expense, and non-recurring litigation expense to derive Non-GAAP adjusted Cost of revenue, adjusted Gross profit, adjusted Research and development expense, adjusted Selling and marketing expense, adjusted General and administrative expense, adjusted Operating income, adjusted Net income, adjusted Net income per share - diluted and adjusted EBITDA. We provide a reconciliation of these adjusted Non-GAAP measures to GAAP Gross profit, Operating income, Net income, Net income per share - diluted and EBITDA.

We do not provide a reconciliation of forward-looking adjusted Non-GAAP earnings per share to GAAP earnings per share. Our forward-looking adjusted Non-GAAP earnings per share information consistently excludes non-cash stock-based compensation expense. Additionally, the adjusted Non-GAAP earnings per share will consistently exclude non-recurring items that impact our ongoing business. See items (A) through (C) below for further information on the current quarter’s reconciling items.

Items (A) through (D) on the “Reconciliation of GAAP to Non-GAAP Financial Measures” table are listed to the right of certain categories under “Gross profit,” “Operating income,” “Net income,” “Net income per share - diluted” and “EBITDA” and correspond to the categories explained in further detail below under (A) through (D).

(A) Non-cash stock-based compensation charges relating to stock option grants, restricted stock, and restricted stock units awarded to and accounted for in accordance with Share-Based Payment accounting guidance. See (1) on previous page for breakdown of stock-based compensation. Because of varying valuation methodologies, subjective assumptions and varying award types, the Company believes that the exclusion of stock-based compensation charges provides for more accurate comparisons to our peer companies and for a more accurate comparison of our financial results to previous periods. Additionally, the Company believes it is useful to investors to understand the specific impact of non-cash stock-based compensation charges on our operating results.

(B) Non-recurring litigation costs. See item (2) on previous page for breakdown of non-recurring litigation costs. The Company’s management excludes these costs when evaluating the ongoing performance and/or predicting its earnings trends and therefore excludes these charges on our adjusted operating results.

(C) The Non-GAAP adjustment to the tax provision represents the non-cash tax expense included in the GAAP tax provision, including the current period utilization of deferred tax assets created in previous periods. The remaining provision for income taxes represents expected cash taxes to be paid.

(D) EBITDA represents earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA adds back stock-based compensation and non-recurring litigation expenses.